SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2008

OCEAN SHORE HOLDING CO.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	333-153454	80-0282446
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226

(Address of principal executive offices) (Zip Code)

(609) 399-0012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 12, 2008, Ocean Shore Holding Co., OC Financial MHC, Ocean City Home Bank and new Ocean Shore Holding Co. (the “Corporation”) entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), which will act as financial advisor during the Corporation’s stock offering and also assist in the marketing of the Corporation’s common stock during its stock offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-153454) filed by the Corporation under the Securities Act of 1933, as amended, and a related prospectus dated November 12, 2008. For a description of the fees to be paid to Sandler O’Neill, see “The Conversion and Offering - Marketing Arrangements” in the prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN SHORE HOLDING CO.

Date: November 17, 2008	By:	/s/ Steven E. Brady
Steven E. Brady
President and Chief Executive Officer